                                FIRST AMENDMENT


     This First Amendment dated as of September 30, 1997 to Credit Agreement dated as of March 28, 1997 (as amended, supplemented or modified from time to time, the "Credit Agreement") between Meridian Sports Incorporated (the "Borrower") and RGI Group Incorporated (fka Revlon Group Incorporated) (the "Lender").

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, the Borrower and the Lender desire to amend the Credit Agreement as herein set forth.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. All terms defined in the Credit Agreement shall have such defined meetings when used herein unless otherwise defined herein.

     2. WORKING CAPITAL COMMITMENT. Section 2.1(b) of the Credit Agreement is hereby amended to provide that the Working Capital Commitment shall be $20,000,000.

     3. MAINTENANCE OF NET WORTH. Section 4.1 of the Credit Agreement is hereby amended to provide that for each fiscal quarter of the Borrower, commencing with the fiscal quarter ending September 30, 1997, the Borrower shall, as of the last day of each fiscal quarter, have a Minimum Consolidated Net Worth (Deficit) of no less than $(10,000,000).

     4. NO EVENT OF DEFAULT. The Borrower, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms that no Event of Default has occurred and is continuing.

     5. EFFECTIVENESS; EFFECT. This First Amendment shall become effective as of the date first above written. Except as expressly modified herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof.

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         MERIDIAN SPORTS INCORPORATED,
                                              a Delaware corporation


                                         By: /s/ Thomas E. Kohut
                                             --------------------------
                                             Thomas E. Kohut
                                             Vice President and Controller

                                         RGI GROUP INCORPORATED,
                                              a Delaware corporation


                                         By: /s/ Glenn P. Dickes
                                             ---------------------------
                                             Glenn P. Dickes
                                             Senior Vice President
                                                 and Secretary





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